INDEPENDENT CONSULTANT AGREEMENT This Agreement (“Agreement”) is made as of May 2, 2019 by and between Midsouth Bank N.A. (“MSB”), having its principal place of business at 102 Versailles Blvd, Lafayette, LA 70501, and D. Michael Kramer (“Consultant”), having a principal place of business at [address on file with Human Resources]. W I T N E S S E T H WHEREAS, MidSouth Bancorp, Inc. (“MidSouth”) has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 30, 2019, with Hancock Whitney Corporation, a Mississippi corporation (“Hancock Whitney” and, unless the context otherwise requires, the term “Hancock Whitney” shall include Hancock Whitney and its wholly-owned subsidiary bank, Hancock Whitney Bank (“Hancock Whitney Bank”)); and WHEREAS, MSB desires to retain the Consultant to provide consulting services to assist executive management of MSB and MidSouth throughout the process of announcing, managing and closing the proposed merger transaction contemplated by the Merger Agreement; NOW, THEREFORE, in consideration of the promises and obligations contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MSB and Consultant (collectively referred to herein as the “Parties”) agree as follows: 1. Engagement: Subject to the terms and conditions of this Agreement, MSB hereby engages the Consultant to provide such assistance, advice and consultation as requested by the Boards of Directors of MSB and MidSouth to consult with and assist executive management of MSB and MidSouth throughout the process of announcing, managing and closing its proposed merger transaction and to provide the Boards and executive management with advice and counsel regarding all applicable SEC and bank regulatory applications, filings and other documentation as well as finance and accounting organizational matters (the “Consulting Services”). The Consultant hereby accepts such engagement. 2. Scope of Engagement: In performing the Consulting Services, Consultant shall (i) at all times comply with the terms and conditions of this Agreement, all applicable policies and procedures of MSB, MidSouth and any subsidiary and affiliate of MSB, and any reasonable written or oral instructions that may be provided to Consultant by MSB in connection with Consultant’s performance of Consulting Services under this Agreement, (ii) attend all merger- related meetings, discussions and planning sessions, and (ii) have access to and attend all meetings of executive management of MSB and MidSouth, and all management committee meetings and be available to the executive management of MSB and MidSouth and their respective Board for consultation. Nothing contained herein shall be construed to limit Consultant’s ability to provide services to any other person or entity for any other purpose provided such services do not conflict with the services contemplated by this Agreement.

3. Term: 3.1 Unless earlier terminated pursuant to Section 3.2, the Consultant’s engagement under this Agreement shall be for the period commencing on the date first set forth above and expiring on February 29, 2020 (the “Term”). 3.2. The Consultant’s engagement under this Agreement shall terminate upon the occurrence of any of the following events: (a) The death or disability of the Consultant; (b) The termination of the Merger Agreement prior to the closing of the merger of Hancock Whitney and MidSouth pursuant to the terms thereof; (c) The termination of the Consultant’s engagement immediately with written notice from MSB to the Consultant in the event MSB determines, in its sole discretion, that Consultant has (i) compromised any Confidential Information, (ii) acted in a manner which may jeopardize MSB’s or MidSouth’s relationship with its customers, vendors or other independent consultants, (iii) violated any term or condition of this Agreement, (iv) refused to perform in a timely and professional manner any services contemplated by this Agreement, or (v) engaged in any conduct MSB considers to be grossly negligent, illegal, immoral, unethical or unprofessional; or (d) by Consultant for any reason, with or without cause, by providing at least ten (10) days’ advance written notice. 3.3 Upon the termination of the engagement of the Consultant hereunder by Consultant for any reason or by MSB for any reason described in Section 3.2, the Consultant shall be entitled to all compensation earned or accrued under Section 7(a) as of his termination date, but from and after such termination date no additional compensation shall be earned by or payable to the Consultant hereunder. 4. Independent Contractor Status: In the performance of this consulting arrangement, Consultant will be acting in his own separate capacity and not as an agent, employee, partner, joint venturer or associate of MSB or MidSouth. During the Term, the Consultant shall be classified as an independent contractor and he shall be wholly and exclusively responsible for and shall pay any and all taxes, fees and assessments (and all interest and penalties thereon) of every kind and nature arising by reason of, or in connection with, his performance hereunder. Consultant will not be entitled to participate in or receive any benefits or other rights under any employee benefit plan of MSB, MidSouth or any subsidiary or affiliate of MSB as the result of this consulting arrangement. The Consultant does not have, nor shall he hold himself out as having, any right, power, or authority to create any contract or obligation, either express or implied, on behalf, in the name of, or binding upon MSB, MidSouth or any subsidiary or affiliate of MSB, unless MSB shall consent thereto in advance in writing. 2 38734805v3

5. Warranties. Consultant hereby warrants that he is not a party to any restrictive covenant, contract or other agreement limiting or otherwise adversely affecting his ability to provide the Consulting Services. 6. Non-Delegation of Duties: Consultant acknowledges that this Agreement is a personal contract and the rights, interests and obligations hereunder of Consultant may not be assigned, delegated or subcontracted, in whole or in part, without the prior written consent of MSB, and any attempt to do so in contravention of this provision shall be deemed void and shall serve as grounds for the immediate termination of this Agreement. 7. Compensation: MSB will provide the Consultant with the following consulting fee and expense reimbursements during the Term: (a) Consulting Fee. The Consultant will be paid a consulting fee of $20,000 per calendar month in arears, payable no later than the last day of each month during the Term. (b) Expenses. MSB agrees to reimburse Consultant for all reasonable and necessary travel related expenses actually incurred by him in the performance of the Consulting Services. Travel related expenses include, but are not limited to, lodging, meals and transportation costs. Travel to bank offices for specific project work will be eligible for reimbursement. Expense will be reimbursed on the same basis as MSB employees only with the submission of an expense report with accompanying receipts. The Parties anticipate that Consultant shall be in Lafayette, Louisiana up to four (4) days per week throughout the Term and shall incur expenses consistent with that level of travel. 8. Confidential Information: Consultant hereby acknowledges that in connection with the performance of services hereunder they may acquire and become acquainted with certain confidential and proprietary information relating to and used in MSB’s or MidSouth’s business, including, without limitation, ideas, concepts, designs, specifications, prototypes, procedures, business plans, forecasts, financial information, technical data, methods, secrets, client and customer (actual or prospective) lists and information, contact and other information regarding other outside consultants, non-public OCC information as defined in 12 C.F.R. 4.32(b), account lists, requirements, costs, sales, pricing and marketing information, and similar information, documents and records (“Confidential Information”). Accordingly, Consultant hereby agrees that all Confidential Information is and shall remain the sole and exclusive property of MSB or MidSouth. Consultant agrees not to use such Confidential Information except as authorized by MSB and further agrees to surrender to MSB all tangible Confidential Information in his possession and control upon the termination of the Consulting Services and/or this Agreement. Consultant further agrees not to disclose, or cause any third party to disclose, any Confidential Information to any person not a party to this Agreement without the written consent of MSB, except as necessary to comply with any regulatory and court ordered demand from either an empowered regulatory agency or a court of competent jurisdiction. Consultant represents and warrants to MSB that Consultant is aware of, and agrees to abide by, the prohibition on the dissemination of non-public OCC information contained in paragraph (b)(1) of 12 C.F.R. 4.37 and Consultant agrees not to use the non-public OCC information for any purpose 3 38734805v3 other than in connection with the performance of the Services for MSB. MSB and the Consultant agree that the work product created by Consultant hereunder shall belong to MSB and be kept confidential between Consultant and members of the Boards of Directors of MSB and MidSouth. The Parties agree that this Section 8 shall survive the termination of this Agreement. 9. Remedies for Breach: Consultant acknowledges and agrees that any actual or threatened breach of this Agreement will cause irreparable harm to MSB and that it may be difficult to determine or adequately compensate MSB through monetary damages. Accordingly, Consultant agrees that MSB shall be entitled to obtain injunctive relief, temporary, preliminary or permanent, against such breach or threatened breach. Consultant further agrees that MSB shall also be entitled to all costs and attorneys’ fees incurred by it to enforce these provisions. Consultant acknowledges that nothing contained herein shall be construed to prohibit or otherwise limit MSB from pursuing any other remedies which may be available, including the recovery of damages from Consultant. 10. Indemnification: 10.1 Consultant hereby agrees to indemnify and hold MSB harmless from any and all claims, liabilities, damages and expenses (including reasonable attorney’s fees) that may be incurred by or asserted against MSB on account of or arising out of (i) any act or omission by Consultant or anyone acting on his behalf, in conjunction with the performance of his services hereunder, (ii) any and all claims, damages or defense costs arising from, or involving the enforcement or defense of, any restrictive covenants or other agreements referred to in Section 1; or (iii) any and all taxes, penalties, interest and attorneys’ fees assessed against or incurred by MSB on account of any assessment or claim made against it for the payment of such taxes. 10.2 Except as provided in Section 10.1, MSB hereby agrees to indemnify and hold Consultant harmless from any and all claims, liabilities, damages and expenses (including reasonable attorney’s fees) that may be incurred by or asserted against Consultant on account of or arising out of any act or omission by MSB or anyone acting on its behalf in connection with this Agreement. 11. Return of Confidential Information and Property: Upon termination of this Agreement, Consultant agrees to immediately return to MSB any and all reports, files, memoranda, records, designs, budgets, programs, strategic plans and other documents, as well as any other physical, intellectual or personal property of any nature that he received, prepared, helped prepare or directed preparation of, in connection with his consulting with MSB. Consultant agrees not to retain any copies, duplicates, reproductions or excerpts of any such property or information without the approval of MSB. 12. Regulatory Approval. Notwithstanding any other provision of this Agreement, the Consultant’s right to receive any payments under Section 7 of this Agreement is contingent upon and subject to any restrictions imposed upon MSB or its affiliates by law or any approval from regulatory bodies with authority over MSB or its affiliates, if required. 4 38734805v3

13. Successor-in-Interest: This Agreement shall be binding upon, and shall inure to the benefit of, the heirs, executors, administrators, agents and successors-in-interest to each of the Parties. 14. Severability: The Parties agree that each and every paragraph, sentence, clause, term and provision of this Agreement is separate, distinct and severable from the other provisions of this Agreement and that the invalidity or unenforceability of any Agreement provision shall not affect the validity or enforceability of any other provision of this Agreement. Further, if any provision of this Agreement is ruled invalid or unenforceable by a court of competent jurisdiction the remaining portions thereof shall remain in effect and be enforced to the fullest extent permitted by law. 15. Non-Waiver, Modification or Amendment: Except as specifically provided herein, no waiver, alteration or modification of any provision of this Agreement shall be valid and binding unless in writing and signed by both Parties. Furthermore, either Party’s failure to exercise any right under this Agreement shall not operate nor be construed as a waiver or abandonment of any subsequent exercise of that or any other right. 16. Notices. All notices or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by facsimile or e-mail transmission and by mailing a copy thereof to the recipient on the date of such facsimile or e- mail to the intended recipient thereof in accordance with the information set forth below. Either Party may change the information set forth below by giving notice thereof to the other Party hereto in the manner provided herein. (i) If to MSB: MidSouth Bank, N.A. 102 Versailles Blvd Lafayette, LA 70501 (ii) If to the Consultant, D. Michael Kramer [Address on file with Human Resources] 17. Miscellaneous: This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of such together shall constitute one and the same instrument. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be deemed to have been jointly drafted by the Parties and shall not be construed against either Party. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement. 18. Governing Law: This Agreement shall be interpreted in accordance with and be governed exclusively by the laws of the State of Louisiana. 5 38734805v3

19. Entire Agreement: This Agreement constitutes the full and complete agreement between the Parties with regard to the subject matter addressed herein and shall supersede any and all previous agreements and/or commitments, whether oral or written, between the Parties. The Parties further agree that no verbal or other statements, discussions or impressions, other than those provisions contained in this Agreement, have been relied upon by either Party in executing this Agreement. [Signature page follows] 6 38734805v3

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above. MIDSOUTH BANK, N.A. By: /s/ Jake Delhomme Name: /s/ Jake Delhomme Title: Chairman of the Board CONSULTANT By: /s/ D. Michael Kramer D. Michael Kramer